                                   AMENDMENT NO. 4

                               CONTRACT NO. 104272-B

                        DIRECT BROADCAST SATELLITE CONTRACT

                                      BETWEEN

                 UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                        AND

                            LOCKHEED MARTIN CORPORATION


THIS AMENDMENT is effective December 31, 1997.

WHEREAS, USSB and the Contractor (hereinafter referred to as the "Parties"), have agreed to an extension in the suspension of all program activities effective January 1, 1998 through a period not to exceed May 1, 1998 and;

WHEREAS the Parties, recognizing that a specific date ending the extension of the suspension may occur at any time during such period and;

WHEREAS the Parties, recognizing that changes are required in the Contract, have created this Amendment No. 4;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree to the following:

I. Beginning on January 1, 1998, and on the first day of each month thereafter until the first day of the subsequent month after Contractor's receipt of USSB's written Request for Resumption of Activities, and continuing through a period not to exceed May 1, 1998, the Parties agree to amend the Terms and Conditions of the subject Contract as follows:

     A. In Article 3.B, Price, the price of the Spacecraft and the Total Contract Price shall be adjusted on a monthly basis as follows:


                                         Total Increase in Price     Total Increase in
Date of Increment    Monthly Increment       of Spacecraft          Total Contract Price
-----------------    -----------------   -----------------------    --------------------
January 1, 1998
February 1, 1998
March 1, 1998
April 1, 1998


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     B.   In Article 4.B, Deliverable Items and Delivery Schedule, the
          current delivery schedule for all deliverables will be increased by one month for each month this suspension is extended beyond January 1, 1998.

     C. In Article 5.A, Progress and Milestone Payments, the Progress Payment Plan, beginning with Payment Number 14 and continuing through Payment Number 17 will be adjusted to each month as follows:


                                         Monthly Total         Cumulative Total
Date of Increment    Payment Number   ($ in U.S. Millions)   ($ in U.S. Millions)
-----------------    ---------------  ---------------------  --------------------
January 1, 1998          14
February 1, 1998         15
March 1, 1998            16
April 1, 1998            17


     D. In Article 15A, USSB's Right to Terminate, the Termination Schedule shall be changed as follows:



                          Monthly Total         Cumulative Total
Date of Increment      ($ in U.S. Millions)   ($ in U.S. Millions)
-----------------      ---------------------  --------------------
January - 1998
   February
    March
    April



II. Upon receipt by the Contractor of USSB's written Notice of Resumption of Activities, the Parties agree to modify the Articles and Exhibits of this Contract. Such modifications shall, at a minimum, provide the appropriate adjustments to the balance of all schedules, amounts, and events described and contemplated by this Amendment but not adjusted by this amendment and will be predicated on the date of USSB's written Request for Resumption of Activities. In the event that the Parties do not agree to such modifications as evidenced by a written amendment to this Contract by May 1, 1998, this Contract will be considered terminated for the convenience of USSB in accordance with the provisions of Article 15.

III. Except as specifically set forth above all other terms and conditions of the Contract shall remain in full force and effect in accordance with the terms and conditions as originally written and such terms and conditions shall not be affected or modified by this Amendment No. 4.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 4 to be signed by their duly authorized officer or representative.



United States Satellite Broadcasting     Lockheed Martin Corporation
Company, Inc.


By: /s/ Robert W. Hubbard                By: /s/ Wm. W. Whisenant
   -----------------------------            ------------------------
        Robert W. Hubbard                        Wm. W. Whisenant
        Executive Vice President                 Contract Manager
                                                 Lockheed Martin
                                                 Telecommunications